





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
31359MWQ2
3133X82V3
3134A4RH9
Issuer
FANNIE MAE
FEDERAL HOME LOAN BANK
FREDDIE MAC
Underwriters
Goldman Sachs, Merrill Lynch, UBS, Bear
Stearns, Citigroup, CSFB, DBSI, FTN
Financial, HSBC, JP Morgan, Lehman
Brothers, Morgan Stanley, Williams Capital
JP Morgan, Merrill Lynch, UBS
ABN Amro, CSFB, UBS, Barclays, FTN
Financial, Goldman Sachs, Greenwich, HSBC,
JP Morgan, Lehman Brothers, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 3.125% 12/15/2007
FHLB 3.375% 9/14/2007
FHLMC 3.5% 9/15/2007
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch, HSBC, UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2004
7/23/2004
9/6/2002
Total amount of offering sold to QIBs
4,000,000,000
3,000,000,000
7,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
4,000,000,000
3,000,000,000
7,000,000,000
Public offering price
 $                                                           99.99
 $                                                           99.76
 $                                                           99.66
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.13%
3.47%
3.63%
Benchmark vs Spread (basis points)
38 bp
27 bp
24 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Intermediate Government & Agency
Trust
Chicago
6,720,000
 $
6,719,395
0.17%



Total

6,720,000
 $
6,719,395
0.17%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3133X82V3
3134A4RH9
31359MNP4
Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
FANNIE MAE
Underwriters
JP Morgan, Merrill Lynch, UBS, ABN AMRO,
FTN Financial, Barclays, Goldman Sachs,
Citigroup, HSBC, CSFB, Lehman Brothers,
DBSI, Morgan Stanley
ABN Amro, CSFB, UBS, Barclays, FTN
Financial, Goldman Sachs, Greenwich, HSBC,
JP Morgan, Lehman Brothers, Merrill Lynch
Goldman Sachs, Lehman Brothers, Merrill
Lynch, Bear Stearns, CSFB, DBSI, FTN
Financial, JP Morgan, Salomon, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 3.375% 9/14/2007
FHLMC 3.5%  9/15/2007
FNMA 4.25% 7/15/2007
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
9/6/2002
7/18/2002
Total dollar amount of offering sold to QIBs
 $                                               3,000,000,000
 $                                               7,000,000,000
 $                                               6,000,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               3,000,000,000
 $                                               7,000,000,000
 $                                               6,000,000,000
Public offering price
 $                                                           99.76
 $                                                           99.66
 $                                                           99.90
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.10%
0.10%
0.10%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.46%
3.62%
4.29%
Benchmark vs Spread (basis points)
44 bp
44 bp
39 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Intermediate Government Trust
Chicago
7,210,000
 $
7,192,408
0.24%
0.56%
2.41%
9/30/2004
Total

7,210,000
 $
7,192,408
0.24%




